                                                                      Exhibit 25

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                                   -----------
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)
                                   -----------
                               MARINE MIDLAND BANK
               (Exact name of trustee as specified in its charter)

    New York                                             16-1057879
   (Jurisdiction of incorporation                     (I.R.S. Employer
    or organization if not a U.S.                     Identification No.)
    national bank)

   140 Broadway, New York, N.Y.                        10005-1180
   (212) 658-1000                                      (Zip Code)
   (Address of principal executive offices)

                               Warren L. Tischler
                              Senior Vice President
                               Marine Midland Bank
                                  140 Broadway
                          New York, New York 10005-1180
                               Tel: (212) 658-5167
            (Name, address and telephone number of agent for service)

                        ENTEX INFORMATION SERVICES, INC.
               (Exact name of obligor as specified in its charter)

 Delaware                                             13-3715291
 (State or other jurisdiction                       (I.R.S. Employer
 of incorporation or organization)                  Identification No.)

 Six International Drive
 Rye Brook, New York                                 10573
 (914) 935-3600                                      (Zip Code)
 (Address of principal executive offices)

                   12 1/2% SENIOR SUBORDINATED NOTES DUE 2006
            GUARANTEES OF 12 1/2% SENIOR SUBORDINATED NOTES DUE 2006
                         (Title of Indenture Securities)

                             ADDITIONAL REGISTRANTS

                  ENTEX INFORMATION SERVICES OF MICHIGAN, INC.
             (Exact name of Registrant as Specified in its Charter)

MICHIGAN                                           5045                                          38-2458313
(State or other jurisdiction of            (Primary Standard                                  (I.R.S. Employer
incorporation or organization)             Industrial Classification                          Identification No.)
                                           Code Number)


                  ENTEX INFORMATION SERVICES OF COLORADO, INC.
             (Exact name of Registrant as Specified in its Charter)

COLORADO                                           5045                                         84-0971697
(State or other jurisdiction of            (Primary Standard                                  (I.R.S. Employer
incorporation or organization)             Industrial Classification                          Identification No.)
                                           Code Number)


                              ENTEX SERVICES, INC.
             (Exact name of Registrant as Specified in its Charter)

DELAWARE                                           5045                                         13-3804572
(State or other jurisdiction of            (Primary Standard                                  (I.R.S. Employer
incorporation or organization)             Industrial Classification                          Identification No.)
                                           Code Number)

                             ERLANGER LAND CO., INC.
             (Exact name of Registrant as Specified in its Charter)

DELAWARE                                           5045                                         13-3648035
(State or other jurisdiction of            (Primary Standard                                  (I.R.S. Employer
incorporation or organization)             Industrial Classification                          Identification No.)
                                           Code Number)

                             FCP TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)

DELAWARE                                           5045                                         52-1863055
(State or other jurisdiction of            (Primary Standard                                  (I.R.S. Employer
incorporation or organization)             Industrial Classification                          Identification No.)
                                           Code Number)

                                     General

Item 1. General Information.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16.  List of Exhibits.


Exhibit

T1A(i)          *        -       Copy of the Organization Certificate of
                                 Marine Midland Bank.

T1A(ii)         *        -       Certificate of the State of New York
                                 Banking Department dated December 31,
                                 1993 as to the authority of Marine Midland
                                 Bank to commence business.

T1A(iii)                 -       Not applicable.

T1A(iv)         *        -       Copy of the existing By-Laws of Marine
                                 Midland Bank as adopted on January 20,
                                 1994.

T1A(v)                   -       Not applicable.

T1A(vi)         *        -       Consent of Marine Midland Bank required
                                 by Section 321(b) of the Trust Indenture
                                 Act of 1939.

T1A(vii)                 -       Copy of the latest report of condition of
                                 the trustee (June 30, 1998), published
                                 pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                -       Not applicable.

T1A(ix)                  -       Not applicable.


         * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 29th day of September, 1998.



                                         MARINE MIDLAND BANK


                                         By:  /s/ James M. Foley
                                              -------------------------
                                              James M. Foley
                                              Assistant Vice President